Second Quarter FY 2024 Results November 2nd, 2023 Exhibit 99.2

S E C O N D Q U A R T E R F Y 2 4 R E S U L T S Safe Harbor Disclosure This presentation contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements regarding the Company’s expected financial performance, including revenues, organic revenue growth, diluted EPS, free cash flow, and leverage; the Company’s execution on its brand-building strategy; the expected market share and consumption trends for the Company’s brands; the Company’s expected growth, including with respect to online sales; and the Company’s capital allocation strategy. Words such as “anticipate,” “continue,” “positioned,” “will,” “expect,” “outlook,” “focus,” “may,” “should,” “could,” “would,” and similar expressions identify forward-looking statements. Such forward-looking statements represent the Company’s expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, the impact of geopolitical instability, including on economic and business conditions; consumer trends; disruptions to manufacturing, distribution and supply chain and related price increases; labor shortages; competitive pressures; the impact of the Company’s advertising and promotional and new product development initiatives; customer inventory management initiatives; the ability to pass along rising costs to customers without impacting sales; fluctuating foreign exchange rates; and other risks set forth in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended March 31, 2023. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation. Except to the extent required by applicable law, the Company undertakes no obligation to update any forward-looking statement contained in this presentation, whether as a result of new information, future events, or otherwise. All adjusted GAAP numbers presented are footnoted and reconciled to their closest GAAP measurement in the attached reconciliation schedule or in our November 2, 2023 earnings release in the “About Non-GAAP Financial Measures” section.

S E C O N D Q U A R T E R F Y 2 4 R E S U L T S Agenda for Today’s Discussion I. Performance Update II. Financial Overview III. FY 24 Outlook 3

S E C O N D Q U A R T E R F Y 2 4 R E S U L T S I. Performance Update

Continued Strong Results in Q2 FY 24

Q2 FY 24 Sales Drivers	■ Solid quarterly Revenue of $286.3 million, similar to prior year's record level ■ Consumers continue to seek the benefits of trusted consumer healthcare brands ■ Continue to benefit from leading & diversified portfolio
Superior Earnings and FCF	■ Gross Margin as expected with sequential improvement ■ Solid financial profile and resulting Free Cash Flow[2] generation
Disciplined Capital Allocation	■ Continued focus on disciplined capital allocation resulting in leverage of 3.0x[3] ■ Capital allocation priorities remain unchanged

Prestige Consumer HEALTHCARE

SECOND QUARTER FY 24 RESULTS

5

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Prestige Consumer Healthcare
SECOND QUARTER FY 24 RESULTS
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S E C O N D Q U A R T E R F Y 2 4 R E S U L T S Strong Online Growth via Strategic Conversion Campaigns 7 ◼ Continued strong performance across all eCommerce partners +6% *Retail sales as of 9.30.2023 Engaging Content Driving Traffic & Conversion Continuing to Upgrade User Experience

S E C O N D Q U A R T E R F Y 2 4 R E S U L T S II. Financial Overview

S E C O N D Q U A R T E R F Y 2 4 R E S U L T S Second Quarter and 1H FY 24 Performance Highlights FY 24 FY 23 Dollar values in millions, except per share data. $286.3 $95.7 $1.07 $289.3 $91.8 $1.02 Revenues EBITDA EPS (1.0%) 4.2% 5.4% 9 Q 2 $565.6 $189.6 $2.13 $566.3 $186.4 $2.11 Revenues EBITDA EPS (0.1%) 1.7% 1.2% Revenues of $286.3 million, down 0.7% versus record PY excluding FX EPS of $1.07 up 5.4% versus PY Q2 EBITDA(2) of $95.7 million up 4.2% versus PY Q2 1 H (2) (2)

S E C O N D Q U A R T E R F Y 2 4 R E S U L T S 3 Months Ended 1H Comments FY 24 Second Quarter and 1H Consolidated Financial Summary ◼ Organic Revenue(1) approximately flat vs. record PY, as expected – Continued growth in eCommerce up mid-single-digits vs. PY – Benefitting from effect of diverse portfolio ◼ Gross Margin of 55.6% as expected ◼ A&M of 13.5% of Revenues ◼ G&A of 9.5% of Revenues, consistent with PY ◼ Diluted EPS up slightly vs. PY Dollar values in millions, except per share data; D&A excludes COGS D&A 10 6 Months Ended Q2 FY 24 Q2 FY 23 % Chg 1H FY 24 1H FY 23 % Chg Total Revenues 286.3$ 289.3$ (1.0%) 565.6$ 566.3$ (0.1%) Gross Margin 160.0 161.0 (0.6%) 314.7 321.1 (2.0%) % Margin 55.9% 55.7% 55.6% 56.7% A&M 40.1 43.8 (8.5%) 76.3 83.8 (8.9%) % Total Revenues 14.0% 15.1% 13.5% 14.8% G&A 26.0 26.4 (1.7%) 53.7 53.2 1.0% % Total Revenues 9.1% 9.1% 9.5% 9.4% D&A 5.7 6.4 (10.9%) 11.2 12.8 (12.3%) Operating Income 88.3$ 84.4$ 4.6% 173.4$ 171.4$ 1.2% % Margin 30.8% 29.2% 30.7% 30.3% Diluted Earnings Per Share 1.07$ 1.02$ 5.4% 2.13$ 2.11$ 1.2% EBITDA 95.7$ 91.8$ 4.2% 189.6$ 186.4$ 1.7% % Margin 33.4% 31.7% 33.5% 32.9%

S E C O N D Q U A R T E R F Y 2 4 R E S U L T S $59.5 $106.1 $55.2 $112.4 Free Cash Flow Free Cash Flow Free Cash Flow(2) Comments ◼ Total 1H FY 24 Free Cash Flow(2) of $106.1 million down 5.5% vs. PY due to the timing of working capital ◼ Net Debt(2) at September 30 of $1.2 billion; leverage ratio(3) of 3.0x at end of Q2 – Aligned with long-term leverage(3) target of less than 3.0x – Capital allocation priorities remain unchanged Strong Free Cash Flow Enabling Reduced Leverage Q2 FY 24 Q2 FY 23 7.9% Dollar values in millions 11 1H FY 24 1H FY 23 (5.5%)

S E C O N D Q U A R T E R F Y 2 4 R E S U L T S III. FY 24 Outlook

S E C O N D Q U A R T E R F Y 2 4 R E S U L T S Outlook: Staying the Strategic Course to Create Value ◼ Strategy delivering with growing and well-positioned business ◼ Agile brand-building positions portfolio for further growth ◼ Revenue of $1,135 million to $1,140 million — Organic growth of 1% to 2% ex-FX — Organic growth of 2% to 3% when excluding strategic exit of private label business ◼ Anticipate diluted EPS at the higher end of the $4.27 to $4.32 outlook ◼ Free Cash Flow(4) of $240 million or more ◼ Continue to execute disciplined capital allocation strategy ◼ Anticipate Net Debt / EBITDA below 3.0x by year-end FY 24 13 Top Line Trends Free Cash Flow & Allocation EPS

S E C O N D Q U A R T E R F Y 2 4 R E S U L T S Q&A

S E C O N D Q U A R T E R F Y 2 4 R E S U L T S Appendix (1) Organic Revenue is a Non-GAAP financial measure and is reconciled to the most closely related GAAP financial measure in the attached Reconciliation Schedules and / or our earnings release dated November 2, 2023 in the “About Non-GAAP Financial Measures” section. (2) EBITDA & EBITDA Margin, Free Cash Flow, and Net Debt are Non GAAP financial measures and are reconciled to their most closely related GAAP financial measures in the attached Reconciliation Schedules and / or in our earnings release dated November 2, 2023 in the “About Non GAAP Financial Measures” section. (3) Leverage ratio reflects Net Debt / covenant defined EBITDA. (4) Free Cash Flow for FY 24 is a projected Non-GAAP financial measure, is reconciled to projected GAAP Net Cash Provided by Operating Activities in the attached Reconciliation Schedules and / or in our earnings release in the “About Non-GAAP Financial Measures” section and is calculated based on projected Net Cash Provided by Operating Activities less projected capital expenditures plus cash payments associated with discrete items. 15

S E C O N D Q U A R T E R F Y 2 4 R E S U L T S EBITDA Margin 16 Reconciliation Schedules Organic Revenue Change Three Months Ended September 30, Six Months Ended September 30, 2023 2022 2023 2022 (In Thousands) GAAP Total Revenues 286,316$ 289,273$ 565,625$ 566,332$ Revenue Change (1.0%) (0.1%) Adjustments: Impact of foreign currency exchange rates - (1,035) - (3,759) Total adjustments -$ (1,035)$ -$ (3,759)$ Non-GAAP Organic Revenues 286,316$ 288,238$ 565,625$ 562,573$ Non-GAAP Organic Revenue Change (0.7%) 0.5% Three Months Ended September 30, Six Months Ended September 30, 2023 2022 2023 2022 (In Thousands) GAAP Net Income 53,559$ 51,023$ 106,835$ 106,295$ Interest expense, net 17,606 16,979 35,325 32,271 Provision for income taxes 16,856 15,570 32,293 31,195 Depreciation and amortization 7,643 8,248 15,186 16,632 Non-GAAP EBITDA 95,664 91,820 189,639 186,393 Non-GAAP EBITDA Margin 33.4% 31.7% 33.5% 32.9%

S E C O N D Q U A R T E R F Y 2 4 R E S U L T S 17 Reconciliation Schedules (Continued) Free Cash Flow Projected Free Cash Flow Three Months Ended September 30, Six Months Ended September 30, 2023 2022 2023 2022 (In Thousands) GAAP Net Income 53,559$ 51,023$ 106,835$ 106,295$ Adjustments: Adjustments to reconcile net income to net cash provided by operating activities as shown in the Statement of Cash Flows 19,862 17,255 38,050 33,489 Changes in operating assets and liabilities as shown in the Statement of Cash Flows (10,961) (10,738) (34,338) (23,997) Total adjustments 8,901 6,517 3,712 9,492 GAAP Net cash provided by operating activities 62,460 57,540 110,547 115,787 Purchase of property and equipment (2,934) (2,376) (4,411) (3,423) Non-GAAP Free Cash Flow 59,526 55,164 106,136 112,364 (In millions) Projected FY'24 GAAP Net cash provided by operating activities 250$ Additions to property and equipment for cash (10) Projected Non-GAAP Free Cash Flow 240